GMAC RFC

RMBS New Issue Term Sheet

$990,000,000 Certificates (Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2004-KS2

RASC Series 2004-KS2 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

February 9, 2004

GMAC RFC Securities

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RASC Series 2004-KS2
Certificates(8)
Class	Loan Group	Expected Size ($) (1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Final Scheduled Distribution Date (5)	Expected Ratings (Moody's/ S&P/Fitch)
A-I-1(3)	I	95,000,000	Floating	SEQ	0.90 / 0.90	1-20 / 1-20	9/25/2020	Aaa/AAA/AAA
A-I-2(3)	I	36,600,000	Fixed	SEQ	2.00 / 2.00	20-29 / 20-29	3/25/2025	Aaa/AAA/AAA
A-I-3(3)	I	44,700,000	Fixed	SEQ	3.00 / 3.00	29-47 / 29-47	8/25/2029	Aaa/AAA/AAA
A-I-4(3)	I	31,700,000	Fixed	SEQ	5.01 / 5.01	47-79 / 47-79	1/25/2032	Aaa/AAA/AAA
A-I-5(2)(3)	I	23,000,000	Fixed	SEQ	8.32 / 10.95	79-103 / 79-220	3/25/2034	Aaa/AAA/AAA
A-I-6(3)(6)	I	25,650,000	Fixed	NAS	6.49 / 6.63	37-103 / 37-218	3/25/2034	Aaa/AAA/AAA
M-I-1(3)(7)	I	14,500,000	Fixed	MEZ	5.72 / 6.25	37-103 / 37-172	3/25/2034	Aa2/AA/AA
M-I-2(3)(7)	I	9,425,000	Fixed	MEZ	5.72 / 6.17	37-103 / 37-155	3/25/2034	A2/A+/A
M-I-3(3)(7)	I	9,425,000	Fixed	MEZ	5.72 / 5.96	37-103 / 37-137	3/25/2034	Baa2/BBB+/BBB
A-II-A(2)(3)(4)	II-A	292,232,000	Floating	Pass-Thru	2.01 / 2.16	1-67 / 1-147	3/1/2034	Aaa/AAA/AAA
A-II-B1(2)(3)	II-B	158,300,000	Floating	SEQ	1.00 / 1.00	1-22 / 1-22	6/25/2025	Aaa/AAA/AAA
A-II-B2(2)(3)	II-B	133,968,000	Floating	SEQ	3.20 / 3.53	22-67 / 22-147	3/25/2034	Aaa/AAA/AAA
M-II-1(2)(3)(7)	II	49,000,000	Floating	MEZ	4.33 / 4.70	42-67 / 42-121	3/25/2034	Aa2/AA/AA
M-II-2(2)(3)(7)	II	38,500,000	Floating	MEZ	4.12 / 4.43	39-67 / 39-108	3/25/2034	A2/A+/A+
M-II-3(2)(3)(7)	II	28,000,000	Floating	MEZ	4.02 / 4.18	37-67 / 37-91	3/25/2034	Baa2/BBB+/BBB

Structure:

  The size is subject to a permitted variance in the aggregate of plus or minus 5%.

  The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible related Optional Termination Date.

  The Offered Certificates may be subject to the applicable Net WAC Cap.

  Not offered hereby but will be offered via the prospectus.

  For the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, and the Class A-II-B1 Certficates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cashflow on any Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

  Principal Lockout Bond.

  The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.

  The Offered Certificates are priced to the first possible related Optional Termination Date and the applicable Pricing Speed for the related loan group.

Prepayment Pricing Assumption
Loan Group I	23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).
Loan Group II

100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

Summary of Terms
Title of Securities:	RASC Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS2
Issuer:	RASC Series 2004-KS2 Trust
Offered Certificates:

Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-B1 Certificates and the Class A-II-B2 Certificates (the "Class A-II-B Certificates"); Class A-II-A Certificates; The Class A-II-B Certificates and the Class A-II-A Certificates are referred to herein as the "Class A-II Certificates".

The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates".

Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (the "Class M-II Certificates").

Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates").

The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates".

The Class A Certificates and the Class M Certificates are referred to herein as the "Offered Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

Master Servicer:	Residential Funding Corporation
Subservicer:

The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 63.95% of the Mortgage Loans in Loan Group I and 84.87% of the Mortgage Loans in Loan Group II.

Trustee:	JPMorgan Chase Bank
Depositor:	Residential Asset Securities Corporation, an affiliate of Residential Funding Corporation
Joint Lead Managers: Co-Managers:	Banc of America Securities LLC and Bear, Stearns & Co. Inc. Residential Funding Securities Corporation and Citigroup Global Markets, Inc..
Mortgage Insurance Provider:	With respect to certain of the Group I Loans only, Mortgage Guaranty Insurance Corporation ("MGIC").
Statistical Cut-Off Date:	January 1, 2004
Cut-Off Date:	February 1, 2004
Closing Date:	On or about February [26], 2004
Distribution Dates:	The 25th day of each month (or the next business day), commencing in March 2004.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Summary of Terms (Continued)
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.
ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the MI Policy provided by MGIC for covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Mortgage Loans:

The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens (92.70%) and second liens (7.30%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $333,700 if a single family property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-family property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-family property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-family property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

Summary of Terms (Continued)
Net Mortgage Rate:	With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.
Maximum Net Mortgage Rate:	With respect to any Mortgage Loan in Loan Group II, the maximum mortgage rate thereon minus the Expense Fee Rate.
Group I Net WAC Cap:

The pass-through rate of each class of the Class A-I Certificates (except for the Class A-I-1 Certificates) and Class M-I Certificates may be subject to a cap equal to the weighted average of the Net Mortgage Rates on the Loan Group I Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

Class A-I-1 Net WAC Cap:

The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

Group I Net WAC Cap Shortfall:

With respect to each class of Class A-I Certificates and M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates).

Group I Net WAC Cap Shortfall Carry-Forward Amount:

With respect to each class of Class A-I Certificates and the Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under "Excess Cashflow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance has been reduced to zero for such class.

Group II Net WAC Cap:

The pass-through rates of the Class A-II Certificates and Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

Group II Basis Risk Shortfall:

With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap.

Summary of Terms (Continued)
Group II Basis Risk Shortfall Carry-Forward Amount:

With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cashflow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance has been reduced to zero for such class.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period as described under "Excess Cashflow Distributions". Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess CashFlow in the current period will remain unpaid.

Interest Accrual Period:

Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

Eligible Master Servicing Compensation:

With respect to any Distribution Date in the respective loan group, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

Coupon Step Up:

If the Master Servicer does not purchase the remaining Loan Group I Mortgage Loans on the first possible related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Loan Group II Mortgage Loans on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

Credit Enhancement
Credit Enhancement:	Credit enhancement for the structure is provided by the following: Excess Cashflow; Overcollateralization; Cross-collateralization; and Subordination.
Expected Credit Support Percentage:	Loan Group I			Loan Group II
	Class	Initial Credit Support	After Stepdown Support	Class	Initial Credit Support	After Stepdown Support
	A	11.50%	27.90%	A	16.50%	37.30%
	M-1	6.50%	17.90%	M-1	9.50%	23.30%
	M-2	3.25%	11.40%	M-2	4.00%	12.30%
	M-3	0.00%	4.90%	M-3	0.00%	4.30%

For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target.

Subordination Percentage:	Loan Group I			Loan Group II
	Class	Subordination Percentage		Class	Subordination Percentage
	A	72.10%		A	62.70%
	M-1	82.10%		M-1	76.70%
	M-2	88.60%		M-2	87.70%
	M-3	95.10%		M-3	95.70%
Excess Cashflow:

For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts.

Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Credit Enhancement (Continued)
Overcollateralization Amount:

The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required Overcollateralization Target Amount ("OC Target"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied as accelerated principal payments on the July 2004 Distribution Date with respect to Loan Group I and March 2004 Distribution Date with respect to Loan Group II.

Overcollateralization Target Amount:

With respect to any Distribution Date and Loan Group I (i) prior to the related Stepdown Date, an amount equal to 2.45% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.90% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the related Stepdown Date and if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown Date, an amount equal to 2.15% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.30% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related OC Floor or (iii) on or after the related Stepdown Date and if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

Overcollateralization Floor:	For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.
Stepdown Date:

For each group of certificates, the earlier to occur of (i) the first Distribution Date on which the balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in March 2007 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 27.90% for Loan Group I and 37.30% for Loan Group II.
Senior Enhancement Percentage:

For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

Credit Enhancement (Continued)
Trigger Event:

A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) [1.45%] in the case of Loan Group I and [2.00%] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

Cumulative Realized Loss Percentage:	Distribution Dates (Linear Trigger)	Loan Group I	Loan Group II
	Months 37-48	[2.25]% with respect to Month 37, plus an additional 1/12th of [1.50]% for each month thereafter	[4.00]% with respect to Month 37, plus an additional 1/12th of [2.00]% for each month thereafter
	Months 49-60	[3.75]% with respect to Month 49, plus an additional 1/12th of [0.75]% for each month thereafter	[6.00]% with respect to Month 49, plus an additional 1/12th of [1.25]% for each month thereafter
	Months 61-72	[4.50]% with respect to Month 61, plus an additional 1/12th of [1.00]% for each month thereafter	[7.25]% with respect to Month 61, plus an additional 1/12th of [0.25]% for each month thereafter
	Months 73 and thereafter	[5.50]%	[7.50]%
Sixty-Plus Delinquency Percentage:

With respect to either loan group and any Distribution Date on or after the related Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II-A, Class A-II-B1, Class A-II-B2 and the Class M-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II-A, Class A-II-B1, Class A-II-B2 Certificates and the Class M-II Certificates immediately preceding that Distribution Date and (ii) the strike rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Ceiling. The Yield Maintenance Agreement will terminate after the Distribution Date in December 2005.

Yield Maintenance Agreement Schedule
Distribution Date	Notional Balance ($)	Strike Rate (%)	Ceiling (%)
3/25/2004	700,000,000	n/a	n/a
4/25/2004	692,100,000	5.95	6.86
5/25/2004	682,800,000	6.16	6.86
6/25/2004	671,900,000	5.95	6.86
7/25/2004	659,500,000	6.16	6.85
8/25/2004	645,600,000	5.95	6.85
9/25/2004	632,500,000	5.94	6.85
10/25/2004	618,400,000	6.15	6.85
11/25/2004	603,000,000	5.94	6.84
12/25/2004	586,100,000	6.14	6.84
1/25/2005	568,000,000	5.93	6.83
2/25/2005	550,500,000	5.92	6.83
3/25/2005	533,400,000	6.60	6.82
4/25/2005	516,900,000	5.91	6.82
5/25/2005	500,800,000	6.12	6.81
6/25/2005	485,300,000	5.90	6.81
7/25/2005	470,200,000	6.11	6.80
8/25/2005	455,600,000	5.89	6.80
9/25/2005	441,400,000	5.89	6.79
10/25/2005	427,600,000	6.09	6.79
11/25/2005	414,200,000	5.87	6.78
12/25/2005	389,700,000	6.07	6.77

Interest Distributions
Interest Distributions:

On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or Excess Cashflow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

      With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

      To the related Class M-1 Certificates;

      To the related Class M-2 Certificates; and

      To the related Class M-3 Certificates.

Principal Distributions
Principal Distributions:

For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

  To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balances thereof are reduced to zero;

  To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

  To the related Class M-2 Certificates, the related Class M-2 Principal Distribution Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

  To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

Principal Distributions (Continued)
Class A Principal Distributions:

The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:

  To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

  To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

  Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and the Class A-II-B Principal Distribution Amount will be distributed sequentially to the Class A-II-B1 Certificates until the certificate principal balance thereof has been reduced to zero; and then to the Class A-II-B2 Certificates until the certificate principal balance thereof has been reduced to zero; and

  Any remaining Class A-II-A Principal Distribution Amount will be distributed sequentially to the Class A-II-B1 Certificates until the certificate principal balance thereof has been reduced to zero and then to the Class A-II-B2 Certificates until the certificate principal balance thereof has been reduced to zero; and any remaining Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

Excess Cashflow Distributions
Excess Cashflow Distributions:

On any Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

  To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

  To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cashflow from that non-related loan group;

  Beginning on the Distribution Date in July 2004, with respect to the Class A-I and Class M-I Certificates, and the Distribution Date in March 2004, with respect to the Class A-II Certificates and M-II Certificates, to pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

  Beginning in July 2004, to pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cashflow from that non-related loan group;

  To pay the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Eligible Master Servicing Compensation on that Distribution Date;

  To pay the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cashflow from that non-related loan group on that Distribution Date;

  To pay the holders of the related Offered Certificates, pro rata based on the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

  To pay the holders of the non-related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cashflow from that non-related loan group;

  To pay the holders of the related Class A Certificates, pro-rata, based on the amount of any prepayment interest shortfalls previously allocated thereto and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;

Excess Cashflow Distributions (Continued)

  To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cashflow from that non-related loan group;

  To pay the holders of the related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

  To pay the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by the Excess Cashflow for that non-related loan group;

  To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

  To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cashflow for that non-related loan group; and

  To pay to the holder of the Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Definitions
Principal Remittance Amount:

  For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Group A-II-A Interest Remittance Amount:

  With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Mortgage Loans.

Group A-II-B Interest Remittance Amount:

  With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Mortgage Loans.

Class A-II Interest Distribution Amount:

  With respect to the Class A-II Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the amounts and priority as follows:

    First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Group A-II-B Interest Remittance Amount;

    Second, concurrently, to the Class A-II-A Certificates from the Group A-II-B Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Group A-II-A Interest Remittance Amount after taking into account clause first above;

    Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

    Fourth, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

Principal Distribution Amount:

  For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

Definitions (Continued)
Class A Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (a) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    The related Principal Distribution Amount for that Distribution Date; and

    The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

Class A-II-A Principal Distribution Amount:

  On any Distribution Date, the Class A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

Class A-II-B Principal Distribution Amount:

  On any Distribution Date, the Class A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

Class A-I-6 Lockout Distribution Amount:

  For any Distribution Date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

Class A-I-6 Lockout Distribution Percentage:

  The Class A-I-6 Lockout Distribution Percentage is assigned as follows:

    Between March 2004 and February 2007: 0%;

    Between March 2007 and February 2009: 45%;

    Between March 2009 and February 2010: 80%;

    Between March 2010 and February 2011: 100%;

    March 2011 and thereafter: 300%.

Definitions (Continued)
Class M-1 Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

Class M-2 Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

Class M-3 Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

Definitions (Continued)
Allocation of Losses:

  Any realized losses for a loan group will be allocated in the following order of priority:

    To Excess Cashflow for that loan group for the related Distribution Date;

    To Excess Cashflow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

    To the overcollateralization for that related loan group, until reduced to zero (as further described in the prospectus supplement);

    To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans as further described in the prospectus supplement);

    To the related Class M-3 Certificates, until reduced to zero;

    To the related Class M-2 Certificates, until reduced to zero;

    To the related Class M-1 Certificates, until reduced to zero; and

    With respect to Loan Group I, among the Class A-I Certificates, on a pro-rata basis, with respect to Loan Group II-A, to the Class A-II-A Certificates and with respect to Loan Group II-B, among the Class A-II-B Certificates on a pro rata basis.

Principal Allocation Amount:

  With respect to any Distribution Date for Loan Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cashflow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution Amount for the Group II Loans, the available Excess Cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

Prospectus:

  The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

DESCRIPTION OF THE COLLATERAL

  LOAN GROUP I MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Statistical Principal Balance	$260,650,696.61
Number of Loans	2,562

Average Current Loan Balance	$101,737.20	$9,902.84	$660,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio	80.77%	13.00%	100.00%
(1) Weighted Average Mortgage Rate	7.6827%	5.3000%	13.9900%
(1) Weighted Average Net Mortgage Rate	6.6249%	4.1500%	13.4100%
(1) Weighted Average Remaining Term to Maturity (months)	330	118	360
(1) (3) Weighted Average Credit Score	632	481	798
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
(3) 0.13% of the Group I Mortgage Loans do not have Credit Scores.
Percent of Statistical Cut-Off Date
Range	Principal Balance
Product Type	Fixed	100.00%

Lien	First	92.70%
Second	7.30%

Property Type	Single-family detached	79.56%
Planned Unit Developments (detached)	5.87%
Two- to four- family units	5.45%
Planned Unit Developments (attached)	3.81%
Manufactured Home	2.33%
Condo Low-Rise (less than 5 stories)	1.63%
Townhouse	1.29%
Leasehold	0.06%

Occupancy Status	Primary Residence	93.84%
Non Owner-occupied	5.33%
Second/Vacation	0.82%

Documentation Type	Full Documentation	82.61%
Reduced Documentation	17.39%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	46.54%

Loans with Prepayment Penalties	67.73%

Loans serviced by HomeComings	63.95%

  Credit Score Distribution of the Group I Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio*
499 or less	4	$383,888	0.15%	$95,972	64.22%
500 - 519	19	1,616,255	0.62	85,066	71.38
520 - 539	67	6,409,280	2.46	95,661	74.73
540 - 559	150	11,181,265	4.29	74,542	75.76
560 - 579	210	18,215,954	6.99	86,743	76.97
580 - 599	277	24,324,815	9.33	87,815	79.25
600 - 619	413	40,087,246	15.38	97,064	81.71
620 - 639	460	46,619,850	17.89	101,347	82.81
640 - 659	360	39,954,551	15.33	110,985	80.32
660 - 679	277	32,981,326	12.65	119,066	81.97
680 - 699	131	16,825,791	6.46	128,441	82.66
700 - 719	79	10,080,975	3.87	127,607	83.19
720 - 739	51	4,773,100	1.83	93,590	82.21
740 - 759	37	4,184,792	1.61	113,102	85.27
760 or greater	20	2,671,999	1.03	133,600	78.42
Subtotal with Credit Scores	2,555	$260,311,088	99.87%	$101,883	80.80%
Not Available**	7	339,609	0.13	48,516	59.10
Total:	2,562	$260,650,697	100.00%	$101,737	80.77%

  As of the Statistical Cut-Off Date, the weighted average Credit Score of the Group I Loans is approximately 632.

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  **Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

  Original Mortgage Loan Principal Balances of the Group I Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
1 - 100,000	1,564	$82,910,548	31.81%	$53,012	622	81.16%
100,001 - 200,000	721	99,615,513	38.22	138,163	633	80.64
200,001 - 300,000	196	47,513,862	18.23	242,418	639	81.04
300,001 - 400,000	58	20,031,754	7.69	345,375	632	80.38
400,001 - 500,000	20	8,819,019	3.38	440,951	661	78.16
500,001 - 600,000	2	1,100,000	0.42	550,000	675	86.00
600,001 - 700,000	1	660,000	0.25	660,000	661	70.00
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  As of the Statistical Cut-Off Date, the average original principal balance of the Group I Loans will be approximately $101,801.

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Net Mortgage Rates of the Group I Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
4.000 - 4.499	11	$2,465,113	0.95%	$224,101	649	75.06%
4.500 - 4.999	108	23,420,957	8.99	216,861	667	73.88
5.000 - 5.499	174	28,150,593	10.80	161,785	648	78.82
5.500 - 5.999	279	38,739,693	14.86	138,852	643	78.10
6.000 - 6.499	377	49,020,139	18.81	130,027	638	81.31
6.500 - 6.999	325	37,944,568	14.56	116,753	629	82.37
7.000 - 7.499	273	29,091,234	11.16	106,561	617	82.15
7.500 - 7.999	177	15,259,883	5.85	86,214	610	81.90
8.000 - 8.499	174	11,762,724	4.51	67,602	596	78.93
8.500 - 8.999	131	7,124,804	2.73	54,388	588	82.83
9.000 - 9.499	156	6,445,111	2.47	41,315	604	90.55
9.500 - 9.999	87	3,523,120	1.35	40,496	612	88.49
10.000 - 10.499	70	2,629,089	1.01	37,558	598	89.20
10.500 - 10.999	55	1,689,973	0.65	30,727	614	95.19
11.000 - 11.499	11	395,481	0.15	35,953	616	93.00
11.500 - 11.999	16	436,635	0.17	27,290	619	97.31
12.000 - 12.499	5	71,532	0.03	14,306	584	100.00
12.500 - 12.999	53	1,246,417	0.48	23,517	595	99.66
13.000 - 13.499	80	1,233,630	0.47	15,420	565	98.96
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  As of the Statistical Cut-Off Date, the weighted average net mortgage rate is approximately 6.6249% per annum.

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Mortgage Rates of the Group I Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
5.000 - 5.499	6	$1,349,924	0.52%	$224,987	645	68.30%
5.500 - 5.999	24	4,971,444	1.91	207,144	659	81.47
6.000 - 6.499	147	29,728,908	11.41	202,237	665	76.11
6.500 - 6.999	331	53,935,823	20.69	162,948	650	78.99
7.000 - 7.499	300	38,514,022	14.78	128,380	638	81.03
7.500 - 7.999	423	50,002,308	19.18	118,209	628	80.93
8.000 - 8.499	281	25,383,914	9.74	90,334	617	80.95
8.500 - 8.999	288	23,403,968	8.98	81,264	604	80.75
9.000 - 9.499	169	11,260,858	4.32	66,632	594	83.95
9.500 - 9.999	191	9,704,629	3.72	50,810	596	86.93
10.000 - 10.499	85	3,670,090	1.41	43,178	600	85.89
10.500 - 10.999	79	2,999,336	1.15	37,966	602	87.54
11.000 - 11.499	55	1,861,964	0.71	33,854	609	93.81
11.500 - 11.999	29	875,295	0.34	30,183	611	94.38
12.000 - 12.499	16	436,635	0.17	27,290	619	97.31
12.500 - 12.999	5	71,532	0.03	14,306	584	100.00
13.000 - 13.499	53	1,246,417	0.48	23,517	595	99.66
13.500 - 13.999	80	1,233,630	0.47	15,420	565	98.96
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  As of the Statistical Cut-Off Date, the weighted average mortgage rate is approximately 7.6827% per annum.

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Original Loan-to-Value Ratios of the Group I Mortgage Loans
Range of Original Loan-to-Value Ratios (%)*	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	103	$8,364,232	3.21%	$81,206	615
50.01 - 55.00	45	4,949,135	1.90	109,981	614
55.01 - 60.00	79	8,849,350	3.40	112,017	625
60.01 - 65.00	92	10,223,264	3.92	111,122	623
65.01 - 70.00	139	17,994,302	6.90	129,455	625
70.01 - 75.00	186	21,800,049	8.36	117,205	623
75.01 - 80.00	508	61,941,395	23.76	121,932	635
80.01 - 85.00	302	40,200,495	15.42	133,114	629
85.01 - 90.00	331	43,070,652	16.52	130,123	628
90.01 - 95.00	130	13,154,797	5.05	101,191	657
95.01 - 100.00	647	30,103,027	11.55	46,527	644
Total:	2,562	$260,650,697	100.00%	$101,737	632

  As of the Statistical Cut-Off Date, the weighted average original loan-to-value ratio is approximately 80.77%.

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Geographic Distribution of Mortgaged Properties of the Group I Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
California	149	$29,341,047	11.26%	$196,920	651	75.55%
Florida	258	23,639,652	9.07	91,627	631	81.03
New York	109	18,523,872	7.11	169,944	637	74.17
Texas	234	16,404,242	6.29	70,104	619	80.62
Maryland	99	15,497,393	5.95	156,539	625	81.72
Georgia	154	14,359,508	5.51	93,244	629	84.74
Massachusetts	54	9,621,948	3.69	178,184	638	76.80
North Carolina	111	9,052,163	3.47	81,551	632	84.59
Connecticut	72	8,903,280	3.42	123,657	641	78.94
Tennessee	131	8,851,920	3.40	67,572	631	86.93
Other	1191	106,455,671	40.84	89,383	628	82.33
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Note: Other includes states and the District of Columbia with under 3% concentrations individually.

  Mortgage Loan Purpose of the Group I Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Equity Refinance	1,637	$192,635,007	73.91%	$117,676	627	78.59%
Purchase	746	49,894,930	19.14	66,883	646	89.60
Rate/Term Refinance	179	18,120,759	6.95	101,233	639	79.65
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Mortgage Loan Documentation Type of the Group I Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Full Documentation	2,183	$215,329,303	82.61%	$98,639	628	82.30%
Reduced Documentation	379	45,321,393	17.39	119,582	647	73.52
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Occupancy Types of the Group I Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Primary Residence	2,389	$244,602,627	93.84%	$102,387	631	81.01%
Non Owner-occupied	156	13,904,457	5.33	89,131	646	76.56
Second/Vacation	17	2,143,613	0.82	126,095	657	81.21
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Mortgaged Property Types of the Group I Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Single-family detached	2,068	$207,370,238	79.56%	$100,276	630	80.94%
Planned Unit Developments (Detached)	147	15,289,141	5.87	104,008	627	84.55
Two- to four- family units	97	14,196,202	5.45	146,353	648	73.59
Planned Unit Developments (Attached)	87	9,930,405	3.81	114,143	637	86.71
Manufactured Home	78	6,081,899	2.33	77,973	649	76.31
Condo Low-Rise (less than 5 stories)	45	4,261,397	1.63	94,698	643	78.66
Townhouse	38	3,367,762	1.29	88,625	609	76.08
Leasehold	2	153,651	0.06	76,826	647	89.72
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Credit Grades of the Group I Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
A4	814	$94,295,550	36.18%	$115,842	654	79.02%
AX	1,219	118,790,738	45.57	97,449	638	83.72
AM	323	29,305,482	11.24	90,729	583	79.62
B	134	12,312,039	4.72	91,881	558	74.45
C	49	4,351,111	1.67	88,798	545	69.21
CM	23	1,595,778	0.61	69,382	529	65.89
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  Prepayment Penalty Terms of the Group I Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
None	1,096	$84,108,401	32.27%	$76,741	624	81.37%
12 Months	105	16,067,405	6.16	153,023	635	74.98
24 Months	170	20,414,072	7.83	120,083	641	80.75
36 Months	1,141	135,541,003	52.00	118,791	635	81.03
60 Months	48	4,429,816	1.70	92,288	627	82.48
Other (1)	2	90,000	0.03	45,000	602	80.44
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

  *With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

  (1)Other represents 0, 12, 24, 36, or 60 and not more than 60 months.

DESCRIPTION OF THE COLLATERAL

  LOAN GROUP II-A MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Statistical Principal Balance	$349,636,107.12
Number of Loans	2,541

Average Current Loan Balance	$137,597.84	$25,000.00	$349,683.59
(1) Weighted Average Original Loan-to-Value Ratio	81.89%	15.00%	100.00%
(1) Weighted Average Mortgage Rate	7.08%	4.70%	11.25%
(1) Weighted Average Net Mortgage Rate	6.56%	4.12%	10.67%
(1) Weighted Average Note Margin	6.91%	3.85%	9.63%
(1) Weighted Average Maximum Mortgage Rate	13.45%	10.70%	18.25%
(1) Weighted Average Minimum Mortgage Rate	7.25%	4.70%	11.25%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26	4	38
(1) Weighted Average Remaining Term to Maturity (months)	359	340	360
(1) (2) Weighted Average Credit Score	618	500	798
(1) Weighted Average reflected in Total.
(2) 0.02% of the Group II-A Mortgage Loans do not have Credit Scores.
Percent of Statistical Cut-Off Date
Range	Principal Balance
Product Type	ARM	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.23%
Planned Unit Developments (detached)	6.44%
Two- to four- family units	4.05%
Condo Low-Rise (less than 5 stories)	2.71%
Planned Unit Developments (attached)	2.25%
Manufactured Home	1.30%
Townhouse	0.98%
Leasehold	0.03%

Occupancy Status	Primary Residence	94.58%
Non Owner-occupied	4.52%
Second/Vacation	0.90%

Documentation Type	Full Documentation	77.92%
Reduced Documentation	22.08%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	0.32%

Loans with Prepayment Penalties	69.19%

Loans serviced by HomeComings	85.82%

  Credit Score Distribution of the Group II-A Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
500 - 519	19	$2,289,481	0.65%	$120,499	68.99%
520 - 539	63	8,089,310	2.31	128,402	72.24
540 - 559	175	22,266,270	6.37	127,236	77.04
560 - 579	239	33,598,710	9.61	140,580	80.55
580 - 599	368	52,533,686	15.03	142,755	81.02
600 - 619	555	70,614,139	20.20	127,233	84.48
620 - 639	429	58,549,666	16.75	136,479	82.87
640 - 659	329	48,627,258	13.91	147,803	82.42
660 - 679	165	24,172,361	6.91	146,499	82.89
680 - 699	83	12,146,182	3.47	146,340	83.62
700 - 719	52	8,144,480	2.33	156,625	82.18
720 - 739	26	3,771,521	1.08	145,059	81.36
740 - 759	17	2,242,392	0.64	131,905	78.15
760 or greater	20	2,526,764	0.72	126,338	83.75
Subtotal	2,540	$349,572,221	99.98%	$137,627	81.89%
Not Available	1	63,886	0.02	63,886	78.00
Total:	2,541	$349,636,107	100.00%	$137,598	81.89%

  As of the Statistical Cut-Off Date, the weighted average Credit Score of the Group II-A Loans is approximately 618.

  *Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

  Original Mortgage Loan Principal Balances of the Group II-A Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$1 - $100,000	896	$67,876,741	19.41%	$75,755	612	79.48%
$100,001 - $200,000	1,193	168,857,259	48.30	141,540	618	82.61
$200,001 - $300,000	411	99,802,873	28.54	242,829	620	82.02
$300,001 - $400,000	41	13,099,234	3.75	319,494	620	84.16
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the average original principal balance of the Group I Loans will be approximately $137,713.

  Net Mortgage Rates of the Group II-A Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	5	$1,371,261	0.39%	$274,252	693	83.14%
4.500 - 4.999	16	2,498,793	0.71	156,175	680	80.65
5.000 - 5.499	110	17,868,915	5.11	162,445	661	80.12
5.500 - 5.999	346	55,951,896	16.00	161,711	633	79.60
6.000 - 6.499	659	94,409,235	27.00	143,261	623	81.29
6.500 - 6.999	631	82,700,365	23.65	131,062	606	82.78
7.000 - 7.499	514	62,007,111	17.73	120,636	600	83.74
7.500 - 7.999	189	24,137,643	6.90	127,712	603	83.59
8.000 - 8.499	46	5,721,776	1.64	124,386	612	82.97
8.500 - 8.999	19	1,947,091	0.56	102,478	631	80.12
9.000 - 9.499	4	709,678	0.20	177,419	601	68.74
10.000 - 10.499	1	49,932	0.01	49,932	642	70.00
10.500 - 10.999	1	262,411	0.08	262,411	586	70.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average net mortgage rate is approximately 6.5572%.

  Mortgage Rates of the Group II-A Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	4	$1,050,161	0.30%	$262,540	686	79.51%
5.000 - 5.499	13	2,046,086	0.59	157,391	693	82.63
5.500 - 5.999	110	17,826,584	5.10	162,060	664	80.41
6.000 - 6.499	306	48,540,807	13.88	158,630	639	79.59
6.500 - 6.999	680	100,544,080	28.76	147,859	623	81.49
7.000 - 7.499	558	71,966,551	20.58	128,972	608	82.54
7.500 - 7.999	596	73,727,700	21.09	123,704	598	83.38
8.000 - 8.499	188	23,579,999	6.74	125,426	596	82.98
8.500 - 8.999	61	7,432,629	2.13	121,846	613	83.80
9.000 - 9.499	17	1,745,114	0.50	102,654	609	79.63
9.500 - 9.999	6	864,053	0.25	144,009	598	72.54
10.500 - 10.999	1	49,932	0.01	49,932	642	70.00
11.000 - 11.499	1	262,411	0.08	262,411	586	70.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average mortgage rate is approximately 7.0794%.

  Original Loan-to-Value Ratios of the Group II-A Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	59	$5,668,203	1.62%	$96,071	581
50.01 - 55.00	27	3,712,602	1.06	137,504	595
55.01 - 60.00	59	6,348,777	1.82	107,606	607
60.01 - 65.00	58	8,703,735	2.49	150,064	590
65.01 - 70.00	110	14,723,815	4.21	133,853	621
70.01 - 75.00	174	23,715,940	6.78	136,299	607
75.01 - 80.00	841	115,688,442	33.09	137,561	626
80.01 - 85.00	430	57,404,195	16.42	133,498	612
85.01 - 90.00	495	72,958,643	20.87	147,391	608
90.01 - 95.00	240	33,324,306	9.53	138,851	636
95.01 - 100.00	48	7,387,450	2.11	153,905	646
Total:	2,541	$349,636,107	100.00%	$137,598	618

  As of the Statistical Cut-Off Date, the weighted average original loan-to-value ratio is approximately 81.89%.

  Geographic Distribution of Mortgaged Properties of the Group II-A Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	281	$56,873,340	16.27%	$202,396	629	78.93%
Florida	185	23,348,394	6.68	126,208	617	81.91
Michigan	213	23,111,902	6.61	108,507	608	80.87
Minnesota	110	17,613,093	5.04	160,119	624	81.42
Illinois	124	17,560,388	5.02	141,616	610	82.08
Wisconsin	138	16,190,478	4.63	117,322	614	82.39
Georgia	110	14,630,995	4.18	133,009	625	84.85
Texas	101	11,995,314	3.43	118,765	610	81.19
Virginia	66	11,202,874	3.20	169,741	617	82.87
Maryland	60	10,803,374	3.09	180,056	604	82.60
Other*	1153	146,305,956	41.85	126,892	616	82.82
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  * Other includes states and the District of Columbia with under 3% concentrations individually.

  Mortgage Loan Purpose of the Group II-A Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	1,523	$212,401,453	60.75%	$139,463	610	81.15%
Purchase	811	111,298,972	31.83	137,237	633	83.51
Rate/Term Refinance	207	25,935,683	7.42	125,293	613	81.01
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  Mortgage Loan Documentation Type of the Group II-A Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	2,041	$272,434,969	77.92%	$133,481	612	83.49%
Reduced Documentation	500	77,201,138	22.08	154,402	637	76.26
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  Occupancy Types of the Group II-A Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	2,367	$330,696,222	94.58%	$139,711	616	82.13%
Non Owner-occupied	152	15,800,812	4.52	103,953	647	78.15
Second/Vacation	22	3,139,073	0.90	142,685	616	76.11
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  Mortgaged Property Types of the Group II-A Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	2,121	$287,517,388	82.23%	$135,557	617	82.16%
Planned Unit Developments (detached)	138	22,502,368	6.44	163,061	610	83.10
Two- to four- family units	89	14,146,308	4.05	158,947	631	77.62
Condo Low-Rise (less than 5 stories)	69	9,477,408	2.71	137,354	622	79.59
Planned Unit Developments (attached)	46	7,876,492	2.25	171,228	628	84.59
Manufactured Home	51	4,560,928	1.30	89,430	639	76.23
Townhouse	26	3,439,201	0.98	132,277	621	76.76
Leasehold	1	116,014	0.03	116,014	638	90.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  Credit Grades of the Group II-A Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	1,185	$161,485,700	46.19%	$136,275	642	83.12%
AX	735	105,852,622	30.28	144,017	616	83.18
AM	362	51,794,972	14.81	143,080	580	81.55
B	178	21,166,180	6.05	118,911	558	74.41
C	61	6,981,852	2.00	114,457	553	66.75
CM	20	2,354,783	0.67	117,739	534	59.69
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  Prepayment Penalty Terms of the Group II-A Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	850	$107,739,246	30.81%	$126,752	613	80.56%
12 Months	133	23,343,147	6.68	175,512	622	82.99
24 Months	1,159	169,756,321	48.55	146,468	621	82.61
36 Months	392	47,617,962	13.62	121,474	615	81.74
Other(1)	7	1,179,432	0.34	168,490	590	84.84
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  (1)Other represents 0, 12, 24, or 36 and not more than 36 months.

  Note Margins of the Group II-A Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.500% - 3.999%	2	$521,000	0.15%	$260,500	668	83.24%
4.000% - 4.499%	8	1,380,409	0.39	172,551	687	82.30
4.500% - 4.999%	35	6,107,978	1.75	174,514	643	80.91
5.000% - 5.499%	94	15,782,239	4.51	167,896	637	82.09
5.500% - 5.999%	150	23,374,022	6.69	155,827	628	83.61
6.000% - 6.499%	233	35,057,216	10.03	150,460	612	81.73
6.500% - 6.999%	756	115,717,633	33.10	153,066	629	81.41
7.000% - 7.499%	538	66,964,061	19.15	124,469	615	80.57
7.500% - 7.999%	548	64,498,079	18.45	117,697	596	83.04
8.000% - 8.499%	156	18,046,206	5.16	115,681	596	83.74
8.500% - 8.999%	16	1,731,330	0.50	108,208	619	85.21
9.000% - 9.499%	4	343,935	0.10	85,984	613	79.70
9.500% - 9.999%	1	112,000	0.03	112,000	626	80.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average note margin is approximately 6.9056%.

  Maximum Mortgage of the Group II-A Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.000% - 10.999%	3	$792,661	0.23%	$264,220	694	78.70%
11.000% - 11.999%	93	14,334,949	4.10	154,139	666	81.19
12.000% - 12.999%	707	102,127,343	29.21	144,452	630	80.60
13.000% - 13.999%	1,079	144,669,201	41.38	134,077	612	82.44
14.000% - 14.999%	519	69,221,800	19.80	133,375	601	82.88
15.000% - 15.999%	121	16,144,748	4.62	133,428	610	82.54
16.000% - 16.999%	15	1,791,717	0.51	119,448	626	76.88
17.000% - 17.999%	2	145,778	0.04	72,889	580	76.57
18.000% - 18.999%	2	407,911	0.12	203,955	621	75.35
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average maximum mortgage rate is approximately 13.4516%.

  Minimum Mortgage of the Group II-A Mortgage Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000% - 4.999%	2	$521,000	0.15%	$260,500	668	83.24%
5.000% - 5.999%	94	15,463,146	4.42	164,502	660	81.49
6.000% - 6.999%	761	118,564,079	33.91	155,800	631	80.85
7.000% - 7.999%	1,327	170,786,559	48.85	128,701	608	82.41
8.000% - 8.999%	332	41,506,388	11.87	125,019	601	83.25
9.000% - 9.999%	22	2,446,794	0.70	111,218	616	76.92
10.000% - 10.999%	2	85,731	0.02	42,866	645	78.35
11.000% - 11.999%	1	262,411	0.08	262,411	586	70.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average minimum mortgage rate is approximately 7.2490%.

  Next Interest Rate Adjustment Dates of the Group II-A Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
May 2004	1	$155,034	0.04%	$155,034	692	90.00%
June 2004	1	99,920	0.03	99,920	612	69.00
October 2004	1	147,182	0.04	147,182	627	85.00
January 2005	2	178,642	0.05	89,321	646	82.00
April 2005	1	296,768	0.08	296,768	595	80.00
August 2005	3	370,138	0.11	123,379	650	85.68
September 2005	6	977,568	0.28	162,928	594	83.70
October 2005	59	8,913,822	2.55	151,082	623	83.12
November 2005	342	52,771,388	15.09	154,302	620	82.39
December 2005	817	116,992,415	33.46	143,198	618	81.73
January 2006	711	93,591,987	26.77	131,634	615	82.79
February 2006	16	2,235,950	0.64	139,747	604	77.34
July 2006	1	61,242	0.02	61,242	632	59.00
August 2006	1	179,437	0.05	179,437	595	77.00
September 2006	1	269,646	0.08	269,646	615	80.00
October 2006	19	2,428,827	0.69	127,833	648	79.75
November 2006	68	8,287,201	2.37	121,871	614	81.60
December 2006	182	22,630,091	6.47	124,341	614	81.45
January 2007	272	34,474,948	9.86	126,746	618	80.55
February 2007	36	4,491,900	1.28	124,775	624	75.54
March 2007	1	82,000	0.02	82,000	610	82.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average months to next interest rate adjustment is approximately 26 months.

DESCRIPTION OF THE COLLATERAL

  LOAN GROUP II-B MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Statistical Principal Balance	$349,678,680.48
Number of Loans	2,427

Average Current Loan Balance	$144,078.57	$24,972.58	$729,200.97
(1) Weighted Average Original Loan-to-Value Ratio	81.89%	16.00%	100.00%
(1) Weighted Average Mortgage Rate	7.08%	4.00%	11.80%
(1) Weighted Average Net Mortgage Rate	6.55%	3.42%	11.22%
(1) Weighted Average Note Margin	6.99%	0.50%	11.50%
(1) Weighted Average Maximum Mortgage Rate	13.45%	10.00%	18.09%
(1) Weighted Average Minimum Mortgage Rate	7.32%	4.00%	11.80%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26	3	37
(1) Weighted Average Remaining Term to Maturity (months)	359	239	360
(1) (2) Weighted Average Credit Score	618	475	806
(1) Weighted Average reflected in Total.
(2) 0.36% of the Group II-B Mortgage Loans do not have Credit Scores.

Percent of Statistical Cut-Off Date
Range	Principal Balance
Product Type	ARM	100.00%

Lien	First	100.00%

Property Type	Single-family detached	81.86%
Planned Unit Developments (detached)	7.95%
Condo Low-Rise (less than 5 stories)	2.69%
Planned Unit Developments (attached)	2.67%
Two- to four- family units	2.42%
Manufactured Home	1.15%
Townhouse	1.10%
Leasehold	0.12%
Condo Mid-Rise (5 to 8 stories)	0.02%
Condo High-Rise (9 stories or more)	0.02%

Occupancy Status	Primary Residence	95.37%
Non Owner-occupied	3.69%
Second/Vacation	0.94%

Documentation Type	Full Documentation	81.46%
Reduced Documentation	18.54%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	0.17%

Loans with Prepayment Penalties	71.15%

Loans serviced by HomeComings	83.91%

  Credit Score Distribution of the Group II-B Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or less	16	$1,840,162	0.53%	$115,010	65.08%
500 - 519	29	2,395,853	0.69	82,616	65.14
520 - 539	102	10,999,047	3.15	107,834	73.65
540 - 559	203	23,484,650	6.72	115,688	77.67
560 - 579	323	38,490,250	11.01	119,165	83.53
580 - 599	303	39,716,167	11.36	131,076	82.35
600 - 619	400	60,795,336	17.39	151,988	82.30
620 - 639	385	63,449,688	18.15	164,804	82.36
640 - 659	274	45,511,410	13.02	166,100	83.17
660 - 679	186	30,572,473	8.74	164,368	83.21
680 - 699	90	16,088,856	4.60	178,765	81.88
700 - 719	47	7,331,269	2.10	155,984	84.49
720 - 739	27	4,543,022	1.30	168,260	83.47
740 - 759	16	2,094,915	0.60	130,932	80.62
760 or greater	9	1,090,712	0.31	121,190	88.65
Subtotal	2,410	$348,403,808	99.64%	$144,566	81.91%
Not Available*	17	1,274,872	0.36	74,992	77.26
Total:	2,427	$349,678,680	100.00%	$144,079	81.89%

  As of the Statistical Cut-Off Date, the weighted average Credit Score of the Group II-B Loans is approximately 618.

  *Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

  Original Mortgage Loan Principal Balances of the Group II-B Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$1 - $100,000	882	$66,118,106	18.91%	$74,964	598	78.68%
$100,001 - $200,000	1,100	155,746,465	44.54	141,588	616	82.52
$200,001 - $300,000	297	72,340,670	20.69	243,571	625	82.50
$300,001 - $400,000	120	42,201,737	12.07	351,681	627	83.99
$400,001 - $500,000	25	11,392,918	3.26	455,717	658	81.06
$500,001 - $600,000	2	1,149,583	0.33	574,792	658	75.15
$700,001 - $800,000	1	729,201	0.21	729,201	648	79.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the average original principal balance is approximately $144,150.

  Net Mortgage Rates of the Group II-B Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.000 - 3.499	1	$144,456	0.04%	$144,456	642	80.00%
4.000 - 4.499	11	2,166,039	0.62	196,913	657	80.01
4.500 - 4.999	56	11,328,621	3.24	202,297	657	80.04
5.000 - 5.499	201	39,726,384	11.36	197,644	641	80.26
5.500 - 5.999	322	58,539,407	16.74	181,799	635	81.43
6.000 - 6.499	438	65,619,712	18.77	149,817	629	81.74
6.500 - 6.999	436	60,391,691	17.27	138,513	622	84.35
7.000 - 7.499	390	49,657,830	14.20	127,328	600	83.38
7.500 - 7.999	270	31,909,533	9.13	118,183	584	81.66
8.000 - 8.499	188	20,059,334	5.74	106,699	572	80.56
8.500 - 8.999	55	5,418,384	1.55	98,516	561	76.49
9.000 - 9.499	45	3,924,268	1.12	87,206	549	76.37
9.500 - 9.999	9	513,062	0.15	57,007	538	69.68
10.000 - 10.499	3	202,857	0.06	67,619	511	67.27
10.500 - 10.999	1	34,800	0.01	34,800	532	60.00
11.000 - 11.499	1	42,300	0.01	42,300	534	60.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average net mortgage rate is approximately 6.5537%.

  Mortgage Rates of the Group II-B Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	$144,456	0.04%	$144,456	642	80.00%
4.500 - 4.999	7	1,124,407	0.32	160,630	665	79.55
5.000 - 5.499	48	9,656,253	2.76	201,172	658	79.07
5.500 - 5.999	213	43,729,628	12.51	205,303	645	80.59
6.000 - 6.499	278	49,350,247	14.11	177,519	636	81.41
6.500 - 6.999	481	75,525,198	21.60	157,017	631	81.49
7.000 - 7.499	367	49,798,830	14.24	135,692	624	84.84
7.500 - 7.999	449	58,492,652	16.73	130,273	600	83.55
8.000 - 8.499	229	25,971,688	7.43	113,413	579	81.95
8.500 - 8.999	222	24,037,502	6.87	108,277	572	80.27
9.000 - 9.499	60	5,935,804	1.70	98,930	558	79.01
9.500 - 9.999	53	4,846,073	1.39	91,435	549	74.61
10.000 - 10.499	14	785,985	0.22	56,142	524	68.99
10.500 - 10.999	3	202,857	0.06	67,619	511	67.27
11.000 - 11.499	1	34,800	0.01	34,800	532	60.00
11.500 - 11.999	1	42,300	0.01	42,300	534	60.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average mortgage rate is approximately 7.0793%.

  Original Loan-to-Value Ratios of the Group II-B Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	58	$5,451,407	1.56%	$93,990	596
50.01 - 55.00	31	3,223,992	0.92	104,000	588
55.01 - 60.00	68	7,246,060	2.07	106,560	586
60.01 - 65.00	62	7,893,083	2.26	127,308	589
65.01 - 70.00	118	13,748,905	3.93	116,516	584
70.01 - 75.00	186	23,806,158	6.81	127,990	603
75.01 - 80.00	744	118,542,962	33.90	159,332	633
80.01 - 85.00	412	57,470,655	16.44	139,492	611
85.01 - 90.00	550	80,862,573	23.12	147,023	608
90.01 - 95.00	162	24,783,588	7.09	152,985	642
95.01 - 100.00	36	6,649,297	1.90	184,703	658
Total:	2,427	$349,678,680	100.00%	$144,079	618

  As of the Statistical Cut-Off Date, the weighted average original loan-to-value ratio is approximately 81.89%.

  Geographic Distribution of Mortgaged Properties of the Group II-B Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	273	$63,297,022	18.10%	$231,857	633	80.17%
Michigan	212	22,702,245	6.49	107,086	606	82.17
Florida	187	21,796,707	6.23	116,560	613	80.49
Illinois	116	17,461,113	4.99	150,527	611	81.64
Minnesota	105	17,002,581	4.86	161,929	620	82.22
Wisconsin	127	16,139,802	4.62	127,085	612	82.84
Georgia	90	12,438,908	3.56	138,210	614	82.91
Maryland	67	12,146,069	3.47	181,285	614	81.66
Virginia	64	11,921,254	3.41	186,270	618	80.13
Colorado	63	11,313,889	3.24	179,586	622	83.46
Arizona	89	11,173,233	3.20	125,542	615	83.90
Texas	94	11,103,228	3.18	118,119	602	83.07
Other*	940	121,182,630	34.66	128,918	616	82.49
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  *Other includes states and the District of Columbia with under 3% concentrations individually.

  Mortgage Loan Purpose of the Group II-B Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	1,520	$212,579,650	60.79%	$139,855	609	81.33%
Purchase	752	115,764,271	33.11	153,942	633	82.98
Rate/Term Refinance	155	21,334,759	6.10	137,644	618	81.57
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  Mortgage Loan Documentation Type of the Group II-B Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	2,009	$284,864,041	81.46%	$141,794	613	83.06%
Reduced Documentation	418	64,814,639	18.54	155,059	640	76.76
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  Occupancy Types of the Group II-B Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	2,274	$333,480,945	95.37%	$146,649	616	82.08%
Non Owner-occupied	127	12,914,821	3.69	101,692	643	77.21
Second/Vacation	26	3,282,915	0.94	126,266	634	80.37
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  Mortgaged Property Types of the Group II-B Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	2,001	$286,263,873	81.86%	$143,060	617	82.05%
Planned Unit Developments (detached)	163	27,791,038	7.95	170,497	611	82.59
Condo Low-Rise (less than 5 stories)	69	9,405,515	2.69	136,312	620	79.79
Planned Unit Developments (attached)	54	9,337,970	2.67	172,925	627	82.80
Two- to four- family units	58	8,448,004	2.42	145,655	628	78.52
Manufactured Home	47	4,030,040	1.15	85,746	615	76.05
Townhouse	30	3,850,909	1.10	128,364	624	81.40
Leasehold	3	420,276	0.12	140,092	653	82.27
Condo Mid-Rise (5 to 8 stories)	1	73,457	0.02	73,457	549	70.00
Condo High-Rise (9 stories or more)	1	57,600	0.02	57,600	711	80.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  Credit Grades of the Group II-B Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	944	$152,103,748	43.50%	$161,127	645	82.67%
AX	687	106,373,775	30.42	154,838	623	83.31
AM	378	47,712,746	13.64	126,224	577	84.18
B	232	24,564,867	7.02	105,883	559	76.91
C	117	12,284,350	3.51	104,994	546	71.53
CM	69	6,639,195	1.90	96,220	523	62.30
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  Prepayment Penalty Terms of the Group II-B Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	740	$100,865,464	28.85%	$136,305	611	81.59%
12 Months	114	21,287,511	6.09	186,733	625	82.90
24 Months	1,109	167,754,720	47.97	151,267	626	82.02
36 Months	447	57,747,495	16.51	129,189	603	81.59
48 Months	5	782,700	0.22	156,540	607	83.13
60 Months	12	1,240,791	0.35	103,399	586	83.29
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  Note Margins of the Group II-B Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
0.500% - 0.999%	2	$341,292	0.10%	$170,646	677	82.71%
3.000% - 3.499%	1	144,456	0.04	144,456	642	80.00
3.500% - 3.999%	3	536,887	0.15	178,962	640	80.00
4.000% - 4.499%	21	4,032,920	1.15	192,044	657	81.75
4.500% - 4.999%	62	13,668,325	3.91	220,457	647	80.85
5.000% - 5.499%	123	22,961,995	6.57	186,683	636	81.94
5.500% - 5.999%	168	28,325,778	8.10	168,606	630	83.76
6.000% - 6.499%	218	33,741,664	9.65	154,778	630	84.09
6.500% - 6.999%	561	96,465,650	27.59	171,953	640	81.11
7.000% - 7.499%	311	39,974,061	11.43	128,534	621	81.76
7.500% - 7.999%	211	26,068,601	7.46	123,548	612	83.51
8.000% - 8.499%	374	43,776,138	12.52	117,048	578	82.27
8.500% - 8.999%	205	23,190,605	6.63	113,125	565	82.85
9.000% - 9.499%	98	10,556,509	3.02	107,719	559	76.70
9.500% - 9.999%	43	4,236,547	1.21	98,524	543	74.20
10.000% - 10.499%	16	1,144,319	0.33	71,520	549	67.48
10.500% - 10.999%	6	360,159	0.10	60,027	521	64.02
11.000% - 11.499%	3	120,274	0.03	40,091	508	59.70
11.500% - 11.999%	1	32,500	0.01	32,500	Not Available	50.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average note margin is approximately 6.9902%.

  Maximum Mortgage of the Group II-B Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.000% - 10.999%	7	$1,136,863	0.33%	$162,409	653	79.55%
11.000% - 11.999%	162	29,316,099	8.38	180,964	649	80.32
12.000% - 12.999%	612	101,686,044	29.08	166,154	634	81.00
13.000% - 13.999%	804	118,207,288	33.80	147,024	617	83.42
14.000% - 14.999%	596	73,642,921	21.06	123,562	597	81.98
15.000% - 15.999%	174	19,082,277	5.46	109,668	581	80.36
16.000% - 16.999%	65	6,166,485	1.76	94,869	565	79.80
17.000% - 17.999%	6	335,763	0.10	55,961	535	66.88
18.000% - 18.999%	1	104,943	0.03	104,943	536	70.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average maximum mortgage rate is approximately 13.4478%.

  Minimum Mortgage of the Group II-B Mortgage Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000% - 4.999%	8	$1,500,653	0.43%	$187,582	635	76.44%
5.000% - 5.999%	155	29,530,218	8.44	190,518	647	81.24
6.000% - 6.999%	712	124,497,861	35.60	174,857	637	81.19
7.000% - 7.999%	732	101,503,870	29.03	138,666	624	83.50
8.000% - 8.999%	623	73,215,302	20.94	117,521	579	82.76
9.000% - 9.999%	164	17,206,000	4.92	104,915	557	77.01
10.000% - 10.999%	28	1,935,052	0.55	69,109	541	68.41
11.000% - 11.999%	5	289,724	0.08	57,945	536	72.93
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average minimum mortgage rate is approximately 7.3192%.

  Next Interest Rate Adjustment Dates of the Group II-B Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
April 2004	1	$138,864	0.04%	$138,864	676	80.00%
May 2004	1	135,455	0.04	135,455	530	85.00
July 2004	2	265,080	0.08	132,540	576	72.16
November 2004	1	83,756	0.02	83,756	717	85.00
December 2004	1	85,000	0.02	85,000	621	43.00
April 2005	2	475,682	0.14	237,841	659	81.16
June 2005	2	283,142	0.08	141,571	641	85.08
July 2005	1	128,521	0.04	128,521	515	79.00
August 2005	5	608,550	0.17	121,710	606	86.90
September 2005	5	927,434	0.27	185,487	625	76.99
October 2005	47	7,242,677	2.07	154,100	626	80.36
November 2005	287	44,557,613	12.74	155,253	625	81.54
December 2005	814	121,853,213	34.85	149,697	621	82.08
January 2006	691	95,769,623	27.39	138,596	612	82.68
February 2006	11	1,230,100	0.35	111,827	617	80.67
October 2006	15	2,957,115	0.85	197,141	648	79.54
November 2006	67	9,401,668	2.69	140,323	620	83.89
December 2006	193	26,744,594	7.65	138,573	614	82.63
January 2007	263	34,430,892	9.85	130,916	608	79.47
February 2007	18	2,359,700	0.67	131,094	628	76.70
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

  As of the Statistical Cut-Off Date, the weighted average months to next interest rate adjustment is approximately 26 months.

  Net WAC Rate related to the Class A-I-1 Certificates

Period	Pay Date	Net WAC Rate(1)	Period	Pay Date	Net WAC Rate(1)
1	3/25/2004	7.10	11	1/25/2005	6.41
2	4/25/2004	6.41	12	2/25/2005	6.41
3	5/25/2004	6.63	13	3/25/2005	7.10
4	6/25/2004	6.41	14	4/25/2005	6.41
5	7/25/2004	6.62	15	5/25/2005	6.62
6	8/25/2004	6.41	16	6/25/2005	6.41
7	9/25/2004	6.41	17	7/25/2005	6.62
8	10/25/2004	6.62	18	8/25/2005	6.41
9	11/25/2004	6.41	19	9/25/2005	6.41
10	12/25/2004	6.62	20	10/25/2005	6.62

    Run at the pricing speed to call.

  Net WAC Rate related to the Class A-II Certificates and Class M-II Certificates

Period	Pay Date	Net WAC Rate(1)	Net WAC Rate(2)	Effective Net WAC Rate (3)	Period	Pay Date	Net WAC Rate(1)	Net WAC Rate(2)	Effective Net WAC Rate (3)
1	3/25/2004	7.02	7.02	7.02	35	1/25/2007	7.39	10.86	10.86
2	4/25/2004	6.34	6.34	7.25	36	2/25/2007	7.39	10.86	10.86
3	5/25/2004	6.56	6.56	7.25	37	3/25/2007	8.18	12.02	12.02
4	6/25/2004	6.34	6.34	7.24	38	4/25/2007	7.39	10.86	10.86
5	7/25/2004	6.56	6.56	7.23	39	5/25/2007	7.63	11.22	11.22
6	8/25/2004	6.34	6.34	7.22	40	6/25/2007	7.39	10.86	10.86
7	9/25/2004	6.34	6.34	7.23	41	7/25/2007	7.63	12.36	12.36
8	10/25/2004	6.56	6.56	7.24	42	8/25/2007	7.39	11.97	11.97
9	11/25/2004	6.34	6.34	7.22	43	9/25/2007	7.39	11.97	11.97
10	12/25/2004	6.56	6.56	7.24	44	10/25/2007	7.63	12.36	12.36
11	1/25/2005	6.34	6.34	7.22	45	11/25/2007	7.39	11.97	11.97
12	2/25/2005	6.34	6.34	7.23	46	12/25/2007	7.63	12.36	12.36
13	3/25/2005	7.02	7.02	7.24	47	1/25/2008	7.39	12.24	12.24
14	4/25/2005	6.34	6.34	7.23	48	2/25/2008	7.39	12.24	12.24
15	5/25/2005	6.56	6.56	7.23	49	3/25/2008	7.90	13.08	13.08
16	6/25/2005	6.34	6.34	7.23	50	4/25/2008	7.39	12.24	12.24
17	7/25/2005	6.56	6.56	7.22	51	5/25/2008	7.63	12.65	12.65
18	8/25/2005	6.34	6.34	7.22	52	6/25/2008	7.39	12.24	12.24
19	9/25/2005	6.34	6.34	7.21	53	7/25/2008	7.63	12.88	12.88
20	10/25/2005	6.56	6.56	7.23	54	8/25/2008	7.39	12.46	12.46
21	11/25/2005	6.34	6.34	7.22	55	9/25/2008	7.39	12.46	12.46
22	12/25/2005	6.56	6.56	7.23	56	10/25/2008	7.63	12.88	12.88
23	1/25/2006	7.12	8.51	8.51	57	11/25/2008	7.39	12.46	12.46
24	2/25/2006	7.12	8.51	8.51	58	12/25/2008	7.63	12.88	12.88
25	3/25/2006	7.88	9.43	9.43	59	1/25/2009	7.39	12.51	12.51
26	4/25/2006	7.12	8.51	8.51	60	2/25/2009	7.39	12.51	12.51
27	5/25/2006	7.36	8.80	8.80	61	3/25/2009	8.18	13.85	13.85
28	6/25/2006	7.12	8.51	8.51	62	4/25/2009	7.39	12.51	12.51
29	7/25/2006	7.36	9.71	9.71	63	5/25/2009	7.63	12.93	12.93
30	8/25/2006	7.12	9.39	9.39	64	6/25/2009	7.39	12.51	12.51
31	9/25/2006	7.12	9.39	9.39	65	7/25/2009	7.63	12.93	12.93
32	10/25/2006	7.36	9.71	9.71	66	8/25/2009	7.39	12.51	12.51
33	11/25/2006	7.12	9.39	9.39	67	9/25/2009	7.39	12.51	12.51
34	12/25/2006	7.36	9.71	9.71

    Assumes 1-month LIBOR remains constant at 1.10% and 6-month LIBOR remains constant at 1.21% and run at the pricing speed to call.

    Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

    Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call. Assumes payments are received from the Yield Maintenance Agreement.

  BOND SUMMARY (to Call)

Class A-I-1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	8.65	1.48	1.10	0.90	0.78	0.69
Modified Duration (at par)	8.01	1.45	1.09	0.89	0.77	0.68
First Principal Payment Date	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004
Last Principal Payment Date	9/25/2019	2/25/2007	3/25/2006	10/25/2005	6/25/2005	4/25/2005
Principal Payment Window (Months)	187	36	25	20	16	14

Class A-I-2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	18.00	3.73	2.58	2.00	1.64	1.40
Modified Duration (at par)	14.26	3.51	2.47	1.93	1.59	1.36
First Principal Payment Date	9/25/2019	2/25/2007	3/25/2006	10/25/2005	6/25/2005	4/25/2005
Last Principal Payment Date	5/25/2024	9/25/2008	3/25/2007	7/25/2006	1/25/2006	10/25/2005
Principal Payment Window (Months)	57	20	13	10	8	7

Class A-I-3
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	22.89	6.20	4.05	3.00	2.36	1.98
Modified Duration (at par)	16.09	5.53	3.74	2.82	2.24	1.89
First Principal Payment Date	5/25/2024	9/25/2008	3/25/2007	7/25/2006	1/25/2006	10/25/2005
Last Principal Payment Date	4/25/2029	2/25/2013	7/25/2009	1/25/2008	12/25/2006	6/25/2006
Principal Payment Window (Months)	60	54	29	19	12	9

Class A-I-4
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.54	11.79	7.49	5.01	3.72	2.70
Modified Duration (at par)	15.42	9.00	6.23	4.40	3.36	2.49
First Principal Payment Date	4/25/2029	2/25/2013	7/25/2009	1/25/2008	12/25/2006	6/25/2006
Last Principal Payment Date	11/25/2031	12/25/2018	9/25/2014	9/25/2010	11/25/2008	10/25/2007
Principal Payment Window (Months)	32	71	63	33	24	17

Class A-I-5
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	27.91	15.46	11.21	8.32	6.11	4.66
Modified Duration (at par)	14.12	10.25	8.22	6.54	5.08	4.02
First Principal Payment Date	11/25/2031	12/25/2018	9/25/2014	9/25/2010	11/25/2008	10/25/2007
Last Principal Payment Date	1/25/2032	8/25/2019	5/25/2015	9/25/2012	12/25/2010	9/25/2009
Principal Payment Window (Months)	3	9	9	25	26	24

  BOND SUMMARY (to Call)
Class A-I-6
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	13.19	7.78	7.00	6.49	5.90	5.25
Modified Duration (at par)	9.52	6.35	5.84	5.48	5.07	4.58
First Principal Payment Date	3/25/2007	3/25/2007	3/25/2007	3/25/2007	7/25/2007	10/25/2007
Last Principal Payment Date	1/25/2032	8/25/2019	5/25/2015	9/25/2012	12/25/2010	9/25/2009
Principal Payment Window (Months)	299	150	99	67	42	24

Class M-I-1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.03	10.60	7.52	5.72	4.71	4.19
Modified Duration (at par)	14.15	7.94	6.05	4.82	4.09	3.70
First Principal Payment Date	12/25/2023	6/25/2009	11/25/2007	3/25/2007	5/25/2007	6/25/2007
Last Principal Payment Date	1/25/2032	8/25/2019	5/25/2015	9/25/2012	12/25/2010	9/25/2009
Principal Payment Window (Months)	98	123	91	67	44	28

Class M-I-2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.03	10.60	7.52	5.72	4.68	4.09
Modified Duration (at par)	13.71	7.80	5.98	4.77	4.03	3.59
First Principal Payment Date	12/25/2023	6/25/2009	11/25/2007	3/25/2007	4/25/2007	5/25/2007
Last Principal Payment Date	1/25/2032	8/25/2019	5/25/2015	9/25/2012	12/25/2010	9/25/2009
Principal Payment Window (Months)	98	123	91	67	45	29

Class M-I-3
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.03	10.60	7.52	5.72	4.66	4.04
Modified Duration (at par)	13.04	7.59	5.85	4.69	3.96	3.50
First Principal Payment Date	12/25/2023	6/25/2009	11/25/2007	3/25/2007	3/25/2007	3/25/2007
Last Principal Payment Date	1/25/2032	8/25/2019	5/25/2015	9/25/2012	12/25/2010	9/25/2009
Principal Payment Window (Months)	98	123	91	67	46	31

  BOND SUMMARY (to Call)

Class A-II-A
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	18.43	4.02	2.75	2.01	1.48	1.25
Modified Duration (at par)	15.80	3.81	2.65	1.95	1.45	1.23
First Principal Payment Date	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004
Last Principal Payment Date	10/25/2032	8/25/2015	10/25/2011	9/25/2009	5/25/2008	8/25/2006
Principal Payment Window (Months)	344	138	92	67	51	30

Class A-II-B1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	12.52	1.60	1.21	1.00	0.85	0.75
Modified Duration (at par)	11.32	1.57	1.19	0.99	0.84	0.74
First Principal Payment Date	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004
Last Principal Payment Date	12/25/2024	4/25/2007	4/25/2006	12/25/2005	9/25/2005	6/25/2005
Principal Payment Window (Months)	250	38	26	22	19	16

Class A-II-B2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.52	6.88	4.57	3.20	2.23	1.84
Modified Duration (at par)	21.29	6.46	4.37	3.10	2.18	1.81
First Principal Payment Date	12/25/2024	4/25/2007	4/25/2006	12/25/2005	9/25/2005	6/25/2005
Last Principal Payment Date	10/25/2032	8/25/2015	10/25/2011	9/25/2009	5/25/2008	8/25/2006
Principal Payment Window (Months)	95	101	67	46	33	15

Class M-II-1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.36	7.63	5.17	4.33	4.23	3.30
Modified Duration (at par)	21.19	7.07	4.89	4.15	4.05	3.19
First Principal Payment Date	6/25/2026	11/25/2007	4/25/2007	8/25/2007	2/25/2008	8/25/2006
Last Principal Payment Date	10/25/2032	8/25/2015	10/25/2011	9/25/2009	5/25/2008	6/25/2007
Principal Payment Window (Months)	77	94	55	26	4	11

Class M-II-2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.36	7.63	5.14	4.12	3.83	3.19
Modified Duration (at par)	19.83	6.90	4.79	3.89	3.63	3.05
First Principal Payment Date	6/25/2026	11/25/2007	3/25/2007	5/25/2007	7/25/2007	1/25/2007
Last Principal Payment Date	10/25/2032	8/25/2015	10/25/2011	9/25/2009	5/25/2008	6/25/2007
Principal Payment Window (Months)	77	94	56	29	11	6

Class M-II-3
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.36	7.63	5.13	4.02	3.54	2.91
Modified Duration (at par)	18.30	6.69	4.67	3.74	3.32	2.76
First Principal Payment Date	6/25/2026	11/25/2007	3/25/2007	3/25/2007	4/25/2007	10/25/2006
Last Principal Payment Date	10/25/2032	8/25/2015	10/25/2011	9/25/2009	5/25/2008	6/25/2007
Principal Payment Window (Months)	77	94	56	31	14	9

  BOND SUMMARY (to Maturity)

Class A-I-1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	8.65	1.48	1.10	0.90	0.78	0.69
Modified Duration (at par)	8.01	1.45	1.09	0.89	0.77	0.68
First Principal Payment Date	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004
Last Principal Payment Date	9/25/2019	2/25/2007	3/25/2006	10/25/2005	6/25/2005	4/25/2005
Principal Payment Window (Months)	187	36	25	20	16	14

Class A-I-2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	18.00	3.73	2.58	2.00	1.64	1.40
Modified Duration (at par)	14.26	3.51	2.47	1.93	1.59	1.36
First Principal Payment Date	9/25/2019	2/25/2007	3/25/2006	10/25/2005	6/25/2005	4/25/2005
Last Principal Payment Date	5/25/2024	9/25/2008	3/25/2007	7/25/2006	1/25/2006	10/25/2005
Principal Payment Window (Months)	57	20	13	10	8	7

Class A-I-3
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	22.89	6.20	4.05	3.00	2.36	1.98
Modified Duration (at par)	16.09	5.53	3.74	2.82	2.24	1.89
First Principal Payment Date	5/25/2024	9/25/2008	3/25/2007	7/25/2006	1/25/2006	10/25/2005
Last Principal Payment Date	4/25/2029	2/25/2013	7/25/2009	1/25/2008	12/25/2006	6/25/2006
Principal Payment Window (Months)	60	54	29	19	12	9

Class A-I-4
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.54	11.79	7.49	5.01	3.72	2.70
Modified Duration (at par)	15.42	9.00	6.23	4.40	3.36	2.49
First Principal Payment Date	4/25/2029	2/25/2013	7/25/2009	1/25/2008	12/25/2006	6/25/2006
Last Principal Payment Date	11/25/2031	12/25/2018	9/25/2014	9/25/2010	11/25/2008	10/25/2007
Principal Payment Window (Months)	32	71	63	33	24	17

Class A-I-5
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	28.59	19.63	14.63	10.95	7.79	5.25
Modified Duration (at par)	14.27	11.75	9.78	7.96	6.08	4.40
First Principal Payment Date	11/25/2031	12/25/2018	9/25/2014	9/25/2010	11/25/2008	10/25/2007
Last Principal Payment Date	6/25/2033	7/25/2031	3/25/2027	6/25/2022	12/25/2018	5/25/2016
Principal Payment Window (Months)	20	152	151	142	122	104

  BOND SUMMARY (to Maturity)
Class A-I-6
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	13.19	7.80	7.05	6.63	6.43	6.40
Modified Duration (at par)	9.53	6.36	5.86	5.57	5.43	5.42
First Principal Payment Date	3/25/2007	3/25/2007	3/25/2007	3/25/2007	7/25/2007	10/25/2007
Last Principal Payment Date	4/25/2033	5/25/2031	1/25/2027	4/25/2022	10/25/2018	3/25/2016
Principal Payment Window (Months)	314	291	239	182	136	102

Class M-I-1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.17	11.43	8.18	6.25	5.14	4.55
Modified Duration (at par)	14.18	8.27	6.39	5.13	4.37	3.95
First Principal Payment Date	12/25/2023	6/25/2009	11/25/2007	3/25/2007	5/25/2007	6/25/2007
Last Principal Payment Date	4/25/2033	2/25/2028	7/25/2022	6/25/2018	8/25/2015	7/25/2013
Principal Payment Window (Months)	113	225	177	136	100	74

Class M-I-2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.16	11.32	8.07	6.17	5.04	4.39
Modified Duration (at par)	13.74	8.09	6.26	5.03	4.26	3.80
First Principal Payment Date	12/25/2023	6/25/2009	11/25/2007	3/25/2007	4/25/2007	5/25/2007
Last Principal Payment Date	2/25/2033	5/25/2026	9/25/2020	1/25/2017	6/25/2014	8/25/2012
Principal Payment Window (Months)	111	204	155	119	87	64

Class M-I-3
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.11	11.00	7.83	5.96	4.86	4.20
Modified Duration (at par)	13.05	7.75	6.00	4.83	4.08	3.61
First Principal Payment Date	12/25/2023	6/25/2009	11/25/2007	3/25/2007	3/25/2007	3/25/2007
Last Principal Payment Date	11/25/2032	3/25/2024	12/25/2018	7/25/2015	3/25/2013	8/25/2011
Principal Payment Window (Months)	108	178	134	101	73	54

  BOND SUMMARY (to Maturity)
Class A-II-A
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	18.48	4.32	2.96	2.16	1.56	1.25
Modified Duration (at par)	15.83	4.06	2.83	2.09	1.52	1.23
First Principal Payment Date	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004
Last Principal Payment Date	12/25/2033	9/25/2027	10/25/2020	5/25/2016	6/25/2013	8/25/2006
Principal Payment Window (Months)	358	283	200	147	112	30

Class A-II-B1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	12.52	1.60	1.21	1.00	0.85	0.75
Modified Duration (at par)	11.32	1.57	1.19	0.99	0.84	0.74
First Principal Payment Date	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004	3/25/2004
Last Principal Payment Date	12/25/2024	4/25/2007	4/25/2006	12/25/2005	9/25/2005	6/25/2005
Principal Payment Window (Months)	250	38	26	22	19	16

Class A-II-B2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	25.63	7.54	5.03	3.53	2.39	1.84
Modified Duration (at par)	21.36	7.00	4.77	3.40	2.33	1.81
First Principal Payment Date	12/25/2024	4/25/2007	4/25/2006	12/25/2005	9/25/2005	6/25/2005
Last Principal Payment Date	12/25/2033	9/25/2027	10/25/2020	5/25/2016	6/25/2013	8/25/2006
Principal Payment Window (Months)	109	246	175	126	94	15

Class M-II-1
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.49	8.37	5.67	4.70	5.05	4.61
Modified Duration (at par)	21.27	7.65	5.33	4.48	4.80	4.40
First Principal Payment Date	6/25/2026	11/25/2007	4/25/2007	8/25/2007	2/25/2008	8/25/2006
Last Principal Payment Date	11/25/2033	3/25/2024	11/25/2017	3/25/2014	10/25/2011	6/25/2011
Principal Payment Window (Months)	90	197	128	80	45	59

Class M-II-2
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.48	8.27	5.58	4.43	4.07	3.40
Modified Duration (at par)	19.89	7.37	5.14	4.16	3.85	3.24
First Principal Payment Date	6/25/2026	11/25/2007	3/25/2007	5/25/2007	7/25/2007	1/25/2007
Last Principal Payment Date	10/25/2033	5/25/2022	6/25/2016	2/25/2013	1/25/2011	7/25/2009
Principal Payment Window (Months)	89	175	112	70	43	31

Class M-II-3
Prepayment Pricing Assumption	0% HEP 0%PPC	11.50% HEP 50% PPC	17.25% HEP 75% PPC	23% HEP 100% PPC	28.75% HEP 125% PPC	34.50% HEP 150% PPC
Average Life (Years)	26.43	7.94	5.34	4.18	3.66	3.00
Modified Duration (at par)	18.33	6.91	4.84	3.87	3.43	2.84
First Principal Payment Date	6/25/2026	11/25/2007	3/25/2007	3/25/2007	4/25/2007	10/25/2006
Last Principal Payment Date	7/25/2033	8/25/2019	7/25/2014	9/25/2011	12/25/2009	8/25/2008
Principal Payment Window (Months)	86	142	89	55	33	23